Dear Shareholders:

The past 12 months have been a good period for fixed-income markets, bringing strong investment returns to the Trust. The Federal Reserve Board ended its year-long string of tightening steps this past February and left interest rates unchanged through the spring. The Fed subsequently lowered the federal funds' target by 25 basis points (0.25%) to 5.75% on July 6, citing the reduced threat of inflation moving higher. The fixed-income markets responded positively to this, as well as to signs of economic slowdown and to evidence that inflation pressures remained moderate. Two-year Treasury yields, which were at 7.40% on November 30, 1994, declined to 5.35% by the end of November 1995, while yields on 10-year Treasuries declined from 7.90% to 5.74%. The Trust was an active participant in this rally. The Trust's net asset value, which stood at $6.90 on November 30, 1994, increased to $7.62 on November 30, 1995, while the market price of the Trust rose from $6.313 to $6.50, representing a total return of +19.01% based on net asset value and +10.96% based on market value.

The share repurchase program which the Trustees approved last year remains an active program and one which we believe has enhanced shareholder value.

U.S. Government Sector

Moderate, but sustainable, growth appears to be the hallmark of the economic expansion's fifth year. While initial estimates showed the U.S. economy growing at an annual rate of 4.2% in the third quarter, this surprisingly strong growth was mainly driven by a pickup in consumer spending and an increase in business and government outlays. Although impressive, this growth rate is not expected to continue in coming months. Recent retail sales have been disappointing, in part because of rising levels of consumer debt. Growth is not expected to get much help from the manufacturing sector, either, as order flows from manufacturers have moderated. Export activity, meanwhile, is also expected to remain modest as continued weakness abroad has limited demand for many U.S. goods. However, the Fed's consistent and, so far, successful efforts to fight inflation seem to be giving consumers and businesses enough longer term confidence to help maintain modest growth in real (adjusted for inflation) gross domestic product into 1996. Long-term interest rates, meanwhile, have moved noticeably downward in recent months in anticipation of more modest fourth-quarter growth with continued low inflation.

The Trust's strong performance over the last 12 months was primarily a result of its being properly positioned for a drop in U.S. interest rates. We maintained approximately 72% of the portfolio's assets in the U.S. sector, and positioned these in order to benefit from opportunities for capital appreciation as the U.S. market rallied. The average duration of the U.S. investments was increased to 6-1/4 years, approximately equivalent to that of an eight-year Treasury. Also, the Trust has maintained a substantial position in government-sponsored and agency securities, as we were able to add attractive incremental yield to the portfolio in this sector. The Trust's exposure to the mortgage sector, however, was reduced, as assets were reallocated to intermediate-maturity Treasuries, which was among the best performing Treasury sectors during this period.

The Trust's holdings of mortgage-backed pass-through securities consist mostly of 30-year issues. These securities have a price sensitivity equivalent to that of five-year Treasuries, with yield spreads which are 1.20% to 1.60% greater than comparable Treasuries (although principal value and interest on Treasury securities are guaranteed by the U.S. Government if held to maturity). The mortgage market has been an attractive segment recently, given the wide yield spreads, low levels of issuance, and good call protection, and we will likely increase exposure to this sector in the next few months. Our ability to invest in both Treasuries and mortgage-backed securities within a range of maturities has proven helpful in this rapidly changing environment.

International Sector

Fueled by sluggish world economic growth, stable to lower inflation and monetary easing by central banks, all international bond markets registered positive returns for the year. In many cases these returns equaled and surpassed U.S. results when measured in local currency terms.

Two of the best performing markets were found within the U.S. dollar bloc, notably in Canada and Australia. Both countries have higher real interest rates and lower inflation than the United States. For most of the year, Canada has been plagued by political concerns surrounding the separatist issue in Quebec. Following a narrow Federalist victory, the Trust increased its Canadian holdings based on sound economic fundamentals and attractive yield spreads compared to U.S. bonds. In addition, the Fund's performance was enhanced by maintaining an overweight position in Australian bonds.

For most of the year, the Trust was positioned close to its maximum (35%) allowed in foreign government bonds. The majority of our foreign-based positions remains in Europe. The core markets, such as Germany and the Netherlands, continue to provide solid returns against a backdrop of slow growth, low inflation and declining official interest rates. Other European markets, such as Denmark's, offer a combination of higher yields with moderate growth and low inflation. The higher yielding European markets have recovered during the past six months, and the Trust has benefited by increasing the weighting and lengthening the duration in both Spain and Italy.

In addition to these economic developments, many European governments are entering into multi-year programs to reduce their budget deficits and debt levels which are quite similar to those of the United States. These programs are positive for bonds because lower government spending tends to reduce inflationary pressures, and lower issuance of government debt reduces the supply pressures in the bond market.

In currency terms, the dollar did recover some ground lost during the first half of the year. The Japanese yen was especially strong over the first half but gave back almost all those gains versus the U.S. dollar by year-end. Favorable U.S. short-term interest rate spreads, particularly compared to those in Germany and Japan, central bank support for the dollar and the likelihood of a budget resolution in the United States, all argue for a long-term recovery for the dollar. As always, we will continue to maintain our commitment to providing competitive and consistent returns over the long term.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/A. Keith brodkin
A. Keith Brodkin
Chairman and President

/s/Stephen C. Bryant   /s/Steven E. Nothern
Stephen C. Bryant and Steven E. Nothern
Portfolio Managers

December 13, 1995

Investment Objective and Policy

The investment objective of MFS(R) Government Markets Income Trust is to provide a high level of current income.

The Trust will attempt to achieve this objective by investing at least 65% of its assets in U.S. Government securities and by engaging in transactions involving related options. The Trust may invest up to 35% of its total assets in foreign government securities. In pursuing its objective, the Trust will consider the preservation of capital by balancing the yields of various fixed-income securities against their attendant risks. However, the Trust will not purchase securities with the goal of achieving capital appreciation.

For defensive purposes, the Trust may invest in cash (including foreign currency) and cash equivalents. The Trust may also enter into options and futures transactions and forward foreign currency exchange contracts and purchase securities on a "when-issued" basis.
Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company and has no employees.

In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust hereby gives notice that it may from time to time repurchase shares of the Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

Performance Summary
(For the year ended November 30, 1995)

Net Asset Value Per Share
November 30, 1994               $6.90
November 30, 1995               $7.62
New York Stock Exchange
  Price
November 30, 1994               $6.313
June 7, 1995 (high)*            $6.750
January 26, 1995 (low)*         $6.000
November 30, 1995               $6.500

*For the period December 1, 1994 through November 30, 1995.

Number of Shareholders

As of November 30, 1995, our records indicate that there are 15,181 registered shareholders and approximately 48,600 shareholders owning Trust shares in "street" name, such as through brokers, banks and other financial intermediaries.

New York Stock Exchange Symbol

The New York Stock Exchange symbol is MGF.

Dividend Reinvestment and
Cash Purchase Plan

The Trust offers a Dividend Reinvestment and Cash Purchase Plan which allows you to reinvest either all of the distributions or only the long-term capital gains paid by the Trust. Unless the shares are trading at a premium (exceeding net asset value), purchases are made at the market price. Otherwise, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares of the Trust. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the Trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions, if any. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the Plan or to receive a brochure providing a complete description of the Plan, please contact the Dividend Disbursing agent at the address and telephone number located on the back cover of this report. Please have available the name of the Trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

Results of Shareholder Meeting

At the annual meeting of shareholders of MFS Government Markets Income Trust, which was held on October 26, 1995, the following actions were taken:

Item 1. The election of Marshall N. Cohan, The Honorable Sir J. David
        Gibbons, KBE, Abby M. O'Neill and Ward Smith as Trustees of the Trust.

                                  Number of Shares
Nominee                   For                Withold Authority
---------------------     --------------      ---------------
Marshall N. Cohan         66,295,993.301      3,485,252.851
The Honorable Sir J.
  David Gibbons, KBE      66,324,082.159      3,457,163.993
Abby M. O'Neill           66,333,491.071      3,447,755.081
Ward Smith                66,347,790.681      3,433,455.471

Trustees continuing in office who were not subject to re-election at this meeting are A. Keith Brodkin, Richard B. Bailey, Lawrence H. Cohn, M.D., Walter E. Robb, III, Arnold D. Scott, Jeffrey L. Shames and J. Dale Sheratt.

Item 2. The ratification of the selection of Deloitte & Touche llp as the independent public accountants to be employed by the Trust for the fiscal year ending November 30, 1995.

              Number of Shares
              -----------------
     For      67,319,646.785
 Against       1,100,818.347
 Abstain       1,360,781.020

Portfolio of Investments -- November 30, 1995
Bonds -- 98.1%

                                                             Principal Amount
Issuer                                                          (000 Omitted)           Value
U.S. Bonds -- 70.3%
U.S. Federal Agencies -- 18.3%
FHA (Kimberly Woods Project Loan), 8.25s, 2027+                    $ 6,303        $  7,167,599
FHA (USGI 986 Spring Hill), 10.375s, 2030+                           2,469           2,740,763
Federal Home Loan Mortgage Corp., 8.61s, 2004                       30,000          31,645,200
Federal Home Loan Mortgage Corp., 9.5s, 2025                        13,246          14,041,171
Federal National Mortgage Association, 7.8s, 2002                   15,000          15,419,550
Federal National Mortgage Association, 0s, 2014                     13,500           3,999,915
Federal National Mortgage Association, 7s, 2023                      7,940           2,359,589
Financing Corp., 0s, 2014                                           10,153           2,967,316
Financing Corp., 0s, 2015                                            8,685           2,376,998
Financing Corp., 0s, 2015                                           26,962           7,201,820
Financing Corp., 10.7s, 2017                                         8,500          12,529,510
Financing Corp., 9.8s, 2018                                          5,000           6,867,950
Resolution Funding FBE Coupon Strips, 0s, 2023                      10,100           1,680,135
                                                                                   -------------
                                                                                  $110,997,516
                                                                                   -------------
U.S. Government Guaranteed -- 52.0%
Government Guaranteed -- 23.6%
GNMA, 7s, 2022-2025                                                $45,090        $ 45,188,773
GNMA, 7.5s, 2022-2025                                               39,992          40,817,070
GNMA, 9s, 2017-2025                                                 45,288          47,735,833
GNMA, 10.5s, 2020                                                    8,417           9,377,349
                                                                                   -------------
                                                                                  $143,119,025
                                                                                   -------------
Small Business Administration -- 0.9%
SBA, 8.875s, 2011                                                  $ 4,454        $  5,035,335
                                                                                   -------------
U.S. Treasury Obligations -- 27.5%
U.S. Treasury Notes, 0s, 1999                                      $21,800        $ 18,327,478
U.S. Treasury Notes, 7.5s, 1999                                     20,000          21,371,800
U.S. Treasury Notes, 6.25s, 2000                                    15,000          15,421,800
U.S. Treasury Notes, 7.5s, 2005                                     15,000          16,800,000
U.S. Treasury Bonds, 7.125s, 2023                                   65,225          72,603,252
U.S. Treasury Bonds, 12.375s, 2004                                  15,500          22,249,785
                                                                                   -------------
                                                                                  $166,774,115
                                                                                   -------------
  Total U.S. Government Guaranteed                                                $314,928,475
                                                                                   -------------
  Total U.S. Bonds                                                                $425,925,991
                                                                                   -------------
Foreign Bonds -- 27.8%
Australia -- 3.6%
Australian Government, 8.75s, 2001                     AUD           8,500        $  6,562,310
Australian Government, 9.75s, 2002                                  10,600           8,553,600
Queensland Treasury Corp., 8s, 2001                                  9,250           6,869,973
                                                                                   -------------
                                                                                  $ 21,985,883
                                                                                   -------------
Canada -- 2.1%
Canadian Government, 8.75s, 2005                       CAD          15,300        $ 12,518,284
                                                                                   -------------

                                      5

Portfolio of Investments -- continued
Bonds -- continued

Foreign Bonds -- continued
Denmark -- 3.9%
Kingdom of Denmark, 9s, 1998                           DKK           28,407       $  5,490,177
Kingdom of Denmark 6s, 1999                                          38,000          6,776,966
Kingdom of Denmark, 9s, 2000                                         35,860          7,068,912
Kingdom of Denmark, 8s, 2001                                         22,053          4,184,183
                                                                                   -------------
                                                                                  $ 23,520,238
                                                                                   -------------
France -- 2.1%
Government of France, 7s, 1999                         FRF           30,000       $  6,216,650
Government of France, 7.75s, 2000                                    31,760          6,743,823
                                                                                   -------------
                                                                                  $ 12,960,473
                                                                                   -------------
Germany -- 6.2%
Deutschland Republic, 6.5s, 2003                       DEM           11,970       $  8,548,227
Deutschland Republic, 6.875s, 2005                                   22,000         15,946,768
German Unity Fund, 8.5s, 2001                                        16,790         13,249,765
                                                                                   -------------
                                                                                  $ 37,744,760
                                                                                   -------------
Ireland -- 2.4%
Republic of Ireland, 8s, 2000                          IEP            8,750       $ 14,485,905
                                                                                   -------------
Italy -- 1.7%
Republic of Italy, 8.5s, 1999                          ITL        9,815,000       $  5,802,397
Republic of Italy, 9.5s, 1999                                     2,820,000          1,687,412
Republic of Italy, 8.5s, 2004                                     5,590,000          2,999,290
                                                                                   -------------
                                                                                  $ 10,489,099
                                                                                   -------------
Netherlands -- 2.3%
Dutch State Loan, 6.25s, 1998                          NLG            1,330       $    859,032
Dutch State Loan, 8.25s, 2007                                        18,004         12,824,249
                                                                                   -------------
                                                                                  $ 13,683,281
                                                                                   -------------
New Zealand -- 1.3%
New Zealand Government, 9s, 1996                       NZD           12,000       $  7,905,876
                                                                                   -------------
Spain -- 2.2%
Government of Spain, 10.5s, 2003                       ESP        1,116,600       $  9,221,370
Government of Spain, 8s, 2004                                       550,000          3,929,143
                                                                                   -------------
                                                                                  $ 13,150,513
                                                                                   -------------
  Total Foreign Bonds                                                             $168,444,312
                                                                                   -------------
  Total Bonds (Identified Cost, $579,314,180)                                     $594,370,303
                                                                                   -------------

                      See notes to financial statements

Call Options Purchased

                                                     Principal Amount
                                                         of Contracts
Description/Expiration Month/Strike Price               (000 Omitted)          Value
Japanese Bonds/March/107.489                   JPY        518,000        $     76,146
Japanese Bonds/December/112.062                           279,000              42,408
                                                                          -----------
  Total Call Options Purchased (Premiums Paid, $102,121)                 $    118,554
                                                                          -----------
Put Options Purchased
Australian Dollars/January/0.745               AUD          4,766        $     65,074
Deutsche Marks/British Pounds/January/2.25     DEM         14,400              63,878
                                                                          -----------
  Total Put Options Purchased (Premiums Paid, $145,558)                  $    128,952
                                                                          -----------
  Total Investments (Identified Cost, $579,561,859)                      $594,617,809
                                                                          -----------
Call Options Written
Australian Dollars/February/0.763              AUD          3,672        $    (23,359)
Deutsche Marks/British
  Pounds/January/2.1344                        DEM         13,660             (29,765)
                                                                          -----------
  (Premiums Received, $106,224)                                          $    (53,124)
                                                                          -----------
Put Options Written
Australian Dollars/January/0.745               AUD          4,765        $    (65,073)
Australian Dollars/February/0.720                           3,468             (21,190)
Japanese Bonds/March/107.489                   JPY        518,000             (70,448)
Japanese Bonds/December/112.062                           279,000              (4,185)
                                                                          -----------
  Total Put Options Written (Premium Received, $184,405)                 $   (160,896)
                                                                          -----------
Other Assets, Less Liabilities -- 1.9%                                   $ 11,730,945
                                                                          -----------
  Net Assets -- 100.0%                                                   $606,134,734
                                                                          ===========

+Restricted security.
Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD = Australian Dollars
CAD = Canadian Dollars
CHF = Swiss Francs
DEM = Deutsche Marks
DKK = Danish Kroner
ESP = Spanish Pesetas
FIM = Finnish Markkaa
FRF = French Francs
IEP = Irish Punts
ITL = Italian Lire
JPY = Japanese Yen
NLG = Dutch Guilders
NZD = New Zealand Dollars
SEK = Swedish Kronor

                      See notes to financial statements

Statement of Assets and Liabilities -- November 30, 1995

 Assets:
Investments, at value (identified cost, $579,561,859)                                          $594,617,809
Cash                                                                                                 42,491
Net receivable for forward foreign currency exchange contracts sold                               5,139,113
Net receivable for closed forward foreign currency exchange contracts                               363,331
Premium receivable on options written                                                                44,548
Receivable for investments sold                                                                   2,618,736
Interest receivable                                                                              10,219,110
Other assets                                                                                          8,343
                                                                                                -----------
  Total assets                                                                                 $613,053,481
                                                                                                -----------
Liabilities:
Payable to dividend disbursing agent                                                           $    261,658
Payable for investments purchased                                                                 3,999,915
Written options outstanding, at value (premiums received, $290,629)                                 214,020
Net payable for forward foreign currency exchange contracts purchased                             2,014,904
Payable to affiliates --
 Management fee                                                                                      10,882
 Transfer agent fee                                                                                  22,761
Accrued expenses and other liabilities                                                              394,607
                                                                                                -----------
     Total liabilities                                                                         $  6,918,747
                                                                                                -----------
Net assets                                                                                     $606,134,734
                                                                                                ===========
Net assets consist of:
Paid-in capital                                                                                $617,001,586
Unrealized appreciation on investments and translation of assets and liabilities in foreign
  currencies                                                                                     18,569,820
Accumulated net realized loss on investments and foreign currency transactions                  (27,520,660)
Accumulated distributions in excess of net investment income                                     (1,916,012)
                                                                                                -----------
     Total                                                                                     $606,134,734
                                                                                                ===========
Shares of beneficial interest outstanding                                                        79,539,155
                                                                                                ===========
Net asset value per share (net assets / shares of beneficial interest outstanding)                $7.62
                                                                                                  =====

                      See notes to financial statements

Statement of Operations -- Year Ended November 30, 1995

 Net investment income:
Interest income                                                       $47,378,162
                                                                        ----------
Expenses --
Management fee                                                        $ 4,459,164
Trustees' compensation                                                    155,570
Investor Communication expense                                            425,053
Custodian fee                                                             322,801
Transfer and dividend disbursing agent fee                                269,045
Auditing fees                                                              84,025
Printing                                                                   71,537
Postage                                                                    44,737
Legal fees                                                                 15,529
Miscellaneous                                                             160,096
                                                                        ----------
    Total expenses                                                     $ 6,007,557
Fees paid indirectly                                                      (15,465)
                                                                        ----------
    Net expenses                                                      $ 5,992,092
                                                                        ----------
Net investment income                                                 $41,386,070
                                                                        ----------
Realized and unrealized gain (loss) on investments:
Realized gain (loss) (identified cost basis) --
Investment transactions                                               $13,921,147
Written option transactions                                             1,874,977
Foreign currency transactions                                          (8,558,787)
Futures contracts                                                         548,200
                                                                        ----------
    Net realized gain on investments                                  $ 7,785,537
                                                                        ----------
Change in unrealized appreciation (depreciation) --
Investments                                                           $40,385,872
Written options                                                           199,893
Translation of assets and liabilities in foreign currencies             4,748,855
                                                                        ----------
    Net unrealized gain on investments                                $45,334,620
                                                                        ----------
Net realized and unrealized gain on investments and foreign
  currency                                                            $53,120,157
                                                                        ----------
    Increase in net assets from operations                            $94,506,227
                                                                        ==========

                      See notes to financial statements

Statement of Changes in Net Assets

                                                                                     Year Ended November 30,
                                                                                  ---------------------------
                                                                                     1995             1994
                                                                                   ----------     -----------
Increase (decrease) in net assets:
From operations --
Net investment income                                                            $ 41,386,070    $  44,947,604
Net realized gain (loss) on investments and foreign currency transactions           7,785,537      (73,606,300)
Net unrealized gain (loss) on investments and foreign currency translation         45,334,620      (13,123,884)
                                                                                   ----------     -----------
     Increase (decrease) in net assets from operations                           $ 94,506,227    $ (41,782,580)
                                                                                   ----------     -----------
Distributions declared to shareholders --
From net investment income                                                       $(40,982,400)   $ (13,290,258)
Tax return of capital                                                                 --           (30,501,844)
In excess of net investment income                                                    --            (1,520,830)
From net realized gain on investments and foreign currency transactions               --            (4,648,130)
                                                                                   ----------     -----------
    Total distributions declared to shareholders                                 $(40,982,400)   $ (49,961,062)
                                                                                   ----------     -----------
Trust share (principal) transactions --
Cost of Treasury shares acquired                                                 $(65,178,037)   $ (34,915,018)
                                                                                   ----------     -----------
    Total decrease in net assets                                                 $(11,654,210)   $(126,658,660)
Net assets:
At beginning of period                                                            617,788,944      744,447,604
                                                                                   ----------     -----------
At end of period (including accumulated distributions in excess of net
  investment income of $(1,916,012) and $1,520,830, respectively)                $606,134,734    $ 617,788,944
                                                                                   ==========     ===========

                      See notes to financial statements

Financial Highlights

Per share data (for a share
   outstanding throughout
  each period):                  1995     1994    1993     1992     1991     1990     1989     1988     1987*
                                  ---      ---      ---      ---      ---      ---      ---      ---    -----
                                                            Year Ended November 30,
                                  ----------------------------------------------------------------------------
Net asset value --
  beginning
   of period                  $   6.90    $   7.83  $   7.59 $  8.08  $   8.41  $   8.92  $   9.18 $   9.33  $   9.40
                              --------    --------  -------- -------  --------  --------  -------- --------  --------
Income from investment
   operations+++ --
Net investment income         $   0.49    $   0.48  $   0.52 $  0.61  $   0.69  $   0.78  $   0.82 $   0.94  $   0.45
Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions           0.72       (0.88)     0.38   (0.23)     0.16     (0.11)     0.09     0.12    (0.03)
                              --------    --------  -------- -------  --------  --------  -------- --------  --------
 Total from investment
  operations                  $   1.21    $  (0.40) $   0.90 $  0.38  $   0.85  $   0.67 $   0.91 $   1.06 $   0.42
                              --------    --------  -------- -------  --------  --------  -------- --------  --------
Less distributions declared
  to  shareholders --
From net investment income    $  (0.49)    $ (0.14) $  (0.44)$ (0.57) $  (0.64) $  (0.68)$  (0.90)$  (0.88)$  (0.44)
In excess of net investment
  income                           --        (0.02)      --      --        --       --       --       --         --
From net realized gain on
  investments and foreign
  currency transactions            --        (0.05)    (0.22)    --        --       --         --      (0.17)    (0.05)
Tax return of capital              --        (0.32)      --      --        --       --         --       --         --
From paid-in capital               --          --        --    (0.30)    (0.54)    (0.50)    (0.27)    (0.16)      --
                              --------    --------  -------- -------  --------  --------  -------- --------  --------
 Total distributions
  declared to shareholders     $  (0.49)   $ (0.53) $  (0.66)$ (0.87) $  (1.18) $  (1.18) $  (1.17) $ (1.21)    $(0.49)
                              --------    --------  -------- -------  --------  --------  -------- --------  --------
Net asset value -- end of
period                         $   7.62    $  6.90  $   7.83 $  7.59  $   8.08  $   8.41  $   8.92  $  9.18   $   9.33
                              =========   ========  ======== =======  ========  ========  ========  =======   ========
Per share market value --
 end of period                 $  6.500    $ 6.313  $  7.125 $ 7.250  $  8.000  $  8.125  $ 10.000  $ 10.125  $  9.875
                              =========   ========  ======== =======  ========  ========  ========  ========  =========
Total return                      10.96%     (3.90)%    7.32%   1.11%    13.73%    (6.82)%   11.83%    15.77%     8.10%+
Ratios (to average net
assets)/Supplemental data:
Expenses                           0.99%      0.97%     0.93%   1.03%     1.04%     1.05#     1.08%     1.11%     1.01%+
Net investment income              6.84%      6.51%     6.61%   7.80%     8.38%     9.16%#    9.23%     9.87%     9.91%+
Portfolio turnover                  318%       295%      453%    245%      805%      535%      640%      307%       88%
Net assets at end of period
 (000 omitted)                 $606,135   $617,789  $744,448 $743,103 $785,992  $813,978  $857,252  $873,503  $879,686

* For the period from the commencement of investment operations, May 28, 1987 to November 30, 1987.
+ Annualized.
+++ Per share data for the periods subsequent to November 30, 1993 is based on average shares outstanding.
# The investment adviser did not impose a portion of its adviser fee amounting to $0.0013 per share for the year ended November 30, 1990. If this fee had been incurred by the Trust, the ratio of expenses to average net assets and net investment income to average net assets would have been 1.07% and 9.14%, respectively.
## For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for fees paid indirectly.

                      See notes to financial statements

Notes to Financial Statements

(1) Business and Organization

MFS Government Markets Income Trust (the Trust) is organized as a
Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

(2) Significant Accounting Policies

Investment Valuations -- Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements -- The Trust may enter into repurchase agreements with institutions that the Trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Trust requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Trust to obtain those securities in the event of a default under the repurchase agreement. The Trust monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Trust under each such repurchase agreement.

Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options -- The Trust may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Trust. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as a part of an income producing strategy reflecting the view of the Trust's management on the direction of interest rates.

Futures Contracts -- The Trust may enter into futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Trust is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Trust each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Trust. The Trust's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest or exchange rates or securities prices move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts -- The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the Trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly -- The Trust's custodian bank calculates its fee based on the Trust's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions -- The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Trust files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Trust's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Notes to Financial Statements -- continued (3)

Foreign taxes have been provided for on interest income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended November 30, 1995, $798,852 was reclassified from accumulated net realized loss to undistributed net investment income, due to differences between book and tax accounting for mortgage-backed securities and currency transactions. This change had no effect on the net assets or net asset value per share.

At November 30, 1995, the Trust, for federal income tax purposes, had a capital loss carryforward of $28,577,312, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2002.

Transactions with Affiliates

Investment Adviser -- The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.32% of average daily net assets and 5.33% of investment income.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain of the officers and Trustees of the Trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $36,070 for the year ended November 30, 1995.

Transfer Agent -- MFSC acts as a registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee and a dividend service fee and will reimburse MFSC for reasonable out-of-pocket expenses. The account maintenance fee is computed as follows:

 Total Number of Accounts       Annual Account Fee
---------------------------      -------------------
Less than 75,000 ..............        $9.00
75,000 and over  ..............        $8.00

The dividend service fee is $0.75 per dividend reinvestment and $0.75 per cash infusion.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                Purchases         Sales
-------------------------------------------     -----------   -------------
U.S. Government securities                    $1,627,736,841   $1,673,622,175
                                              ==============   ==============
Investments (non-U.S. Government securities)  $  271,907,519   $  281,633,604
                                              ==============   ==============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:

 Aggregate cost                                    $579,561,859
                                                    ===========
Gross unrealized appreciation                      $ 17,214,761
Gross unrealized depreciation                        (2,158,811)
                                                    -----------
 Net unrealized appreciation                       $ 15,055,950
                                                    ===========
(5) Shares of Beneficial Interest

The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares were as follows:

                                           Year Ended November 30,
                              -------------------------------------------------
                                        1995                      1994
                               -----------------------  -----------------------
                               Shares        Amount       Shares       Amount
--------------------------     ---------    ----------   --------   -----------
Treasury shares reacquired   10,013,000   $65,178,037   5,496,100   $34,915,018
                             ==========   ===========   =========   ===========
In accordance with the provisions of the Trust's prospectus, 10,013,000 shares of beneficial interest were purchased by the Trust during fiscal 1995 at an average price per share of $6.51 and a weighted average discount of 9.0% per share. During fiscal 1994, 5,496,100 shares of beneficial interest were purchased by the Trust at an average price per share of $6.35 and a weighted average discount from net asset value of 8.8% per share.

(6) Quarterly Financial Information (Unaudited)

                                                                  Net Realized and
                                                                     Unrealized         Net Increase (Decrease)
                                            Net Investment          Gain/(Loss)         in Net Assets Resulting
Quarterly Period     Investment Income          Income             on Investments           from Operations
-----------------    ------------------   ------------------     --------------------    -----------------------
                                   Per                   Per                    Per                       Per
Fiscal 1995            Amount     Share     Amount     Share      Amount       Share       Amount        Share
-----------------     ----------   ----    ----------   ----     ------------    ----    ------------    -------
February 28, 1995   $12,162,338   $0.13   $10,700,322  $0.12    $ 13,491,579  $ 0.25    $ 24,191,901     $ 0.37
May 31, 1995         12,446,705    0.15    10,938,166   0.13      25,867,253    0.26      36,805,419       0.39
August 31, 1995      11,733,564    0.15    10,233,221   0.13      (1,867,003)  (0.02)      8,366,218       0.11
November 30, 1995    11,035,555    0.13     9,514,361   0.11      15,628,328    0.23      25,142,689       0.34
                        --------     --      --------     --      ----------      --       ----------      -----
                    $47,378,162   $0.56   $41,386,070  $0.49    $ 53,120,157  $ 0.72    $ 94,506,227     $ 1.21
                        ========     ==      ========     ==      ==========      ==       ==========      =====
Fiscal 1994
-----------------
February 28, 1994   $10,479,948   $0.11   $ 8,867,636  $0.09    $(15,186,319) $(0.15)   $ (6,318,683)    $(0.06)
May 31, 1994         14,319,848    0.15    12,618,191   0.14     (44,851,111)  (0.45)    (32,232,920)     (0.31)
August 31, 1994      13,459,407    0.14    11,854,632   0.12     (13,730,483)  (0.14)     (1,875,851)     (0.02)
November 30, 1994    13,376,874    0.15    11,607,145   0.13     (12,962,271)  (0.14)     (1,355,126)     (0.01)
                        --------     --      --------     --      ----------      --       ----------      -----
                    $51,636,077   $0.55   $44,947,604  $0.48    $(86,730,184) $(0.88)   $(41,782,580)    $(0.40)
                        ========     ==      ========     ==      ==========      ==       ==========      =====

(7) Line of Credit

The Trust has entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the acquisition of treasury shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Trust for the year ended November 30, 1995 was $8,084.

(8) Financial Instruments

The Trust trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at November 30, 1995, is as follows:

Written Option Transactions

                                                        1995 Calls                    1995 Puts
                                                -------------------------   ---------------------------
                                                 Principal                    Principal
                                                  Amounts                      Amounts
                                                of Contracts                 of Contracts
                                               (000 Omitted)   Premiums     (000 Omitted)    Premiums
-------------------------------------------     -------------    --------    -------------   ----------
Outstanding, beginning of period --
  Australian Dollars                                6,063      $  42,444          --         $  --
  Canadian Dollars                                   --            --              4,876        25,442
  Deutsche Marks                                     --            --             29,035       161,926
  Japanese Yen/Deutsche Marks                        --            --          2,288,737       275,623
Options written --
  Australian Dollars                               23,419        221,566          21,739       235,645
  British Pounds                                    4,930         85,065           4,599        85,065
  Canadian Dollars                                 11,207         23,504          16,584        64,838
  Deutsche Marks                                  139,426        961,672          62,615       407,942
  Deutsche Marks/British Pounds                    21,956        136,736          --             --
  Finnish Markkaa/Deutsche Marks                     --            --             20,841        15,244
  Italian Lire/Deutsche Marks                        --            --         21,491,973       229,986
  Japanese Yen                                       --            --          5,471,379       432,581
  Spanish Pesetas/Deutsche Marks                     --            --            450,973        29,554
  Swiss Francs/Deutsche Marks                       8,961         37,729          --             --
  U.S. Dollars                                      7,455         38,440          --             --
Options terminated in closing transactions
  --
  Australian Dollars                              (25,810)      (240,652)        (13,506)     (153,362)
  British Pounds                                   (4,930)       (85,065)         --             --
  Canadian Dollars                                (11,207)       (23,504)        (21,460)      (90,280)
  Deutsche Marks                                  (26,034)      (223,575)        (57,063)     (355,429)
  Deutsche Marks/British Pounds                    (8,296)       (53,870)         --             --
  Italian Lire/Deutsche Marks                        --            --         (4,816,462)      (36,037)
  Japanese Yen                                       --            --         (4,674,379)     (330,459)
  Japanese Yen/Deutsche Marks                        --            --         (2,288,737)     (275,623)
  Spanish Pesetas/Deutsche Marks                     --            --           (450,973)      (29,554)
Options exercised --
  Italian Lire/Deutsche Marks                        --            --        (10,783,511)     (146,631)
  Swiss Francs/Deutsche Marks                      (8,961)       (37,729)         --             --
  U.S. Dollars                                     (7,455)       (38,440)         --             --
Options expired --
  British Pounds                                     --            --             (4,599)      (85,065)

                                                           1995 Calls                      1995 Puts
                                                   ----------------------------   ----------------------------
                                                     Principal                      Principal
                                                      Amounts                        Amounts
                                                   of Contracts                   of Contracts
                                                   (000 Omitted)     Premiums     (000 Omitted)     Premiums
----------------------------------------------     ---------------    ---------    -------------   -----------
Outstanding, beginning of period -- continued
Options expired -- continued
  Deutsche Marks                                     (113,392)       $(738,097)       (34,587)      $(214,439)
  Finnish Markkaa/Deutsche Marks                        --               --           (20,841)        (15,244)
  Italian Lire/Deutsche Marks                           --               --        (5,892,000)        (47,318)
                                                     -------------     -------      -----------     ---------
Outstanding, end of period                             17,332        $ 106,224        805,233       $ 184,405
                                                     =============     =======      ===========     =========
Options outstanding at end of period consist
  of:
  Australian Dollars                                    3,672        $  23,358          8,233       $  82,283
                                                     -------------     -------      -----------     ---------
  Deutsche Marks/British Pounds                        13,660           82,866         --               --
                                                     -------------     -------      -----------     ---------
  Japanese Yen                                          --               --           797,000         102,122
                                                     -------------     -------      -----------     ---------
Outstanding, end of period                             17,332        $ 106,224        805,233       $ 184,405
                                                     =============     =======      ===========     =========

At November 30, 1995, the Trust had sufficient cash and/or securities at least equal to the value of written options.


Forward Foreign Currency Exchange Contracts

                                                                 Contracts                     Net Unrealized
                                              Contracts to           at         In Exchange     Appreciation
            Settlement Date                 Deliver/Receive        Value           for         (Depreciation)
--------     ---------------------------    -----------------    -----------    ------------   --------------
Sales            12/01/95 -- 12/07/95     AUD      26,297,938   $ 19,527,715   $ 19,605,523      $    77,808
                  1/30/96 --  2/26/96     CAD      21,643,554     15,929,252     15,973,125           43,873
                 12/15/95 --  5/31/96     CHF      20,564,923     17,669,266     17,923,711          254,445
                 12/01/95 --  5/31/96     DEM     217,518,462    150,605,614    152,925,980        2,320,366
                 12/07/95                 DKK     143,528,878     25,630,813     26,125,610          494,797
                 12/07/95                 ESP   1,337,030,471     10,840,643     10,802,214          (38,429)
                 12/15/95                 FIM      14,105,530      3,282,907      3,206,531          (76,376)
                 12/18/95 --  4/12/96     FRF      65,730,621     13,173,074     13,320,170          147,096
                 12/06/95 --  1/08/96     IEP      18,032,975     28,587,458     28,892,252          304,794
                 12/07/95 -- 12/21/95     ITL  47,723,930,557     29,825,733     29,474,016         (351,717)
                 12/07/95 --  6/07/96     JPY   3,023,844,630     30,060,039     31,551,712        1,491,673
                 12/14/95 --  1/22/96     NLG      29,278,596     18,133,169     18,679,693          546,524
                 12/20/95                 NZD       3,869,000      2,520,827      2,528,493            7,666
                 12/14/95                 SEK      82,453,820     12,566,869     12,483,462          (83,407)
                                                                   ---------      ----------     ------------
                                                                $378,353,379   $383,492,492      $ 5,139,113
                                                                   =========      ==========     ============
Purchases        12/01/95                 AUD       4,028,220   $  2,991,759   $  3,014,196      $   (22,437)
                  2/26/96                 CAD       7,523,059      5,535,075      5,559,458          (24,383)
                 12/14/95 -- 12/18/95     CHF      15,534,007     13,243,671     13,388,811         (145,140)
                 12/01/95 --  5/31/96     DEM     197,462,015    136,750,906    138,992,340       (2,241,434)
                  2/29/96                 DKK      59,706,631     10,679,426     10,982,570         (303,144)
                 12/07/95                 ESP     115,118,874        933,384        921,283           12,101
                 12/14/95                 FIM      13,775,266      3,205,917      3,209,566           (3,649)
                  5/31/96                 FRF      43,910,400      8,786,866      8,952,025         (165,159)
                 12/06/95                 IEP       9,016,487     14,291,655     14,312,772          (21,117)
                 12/07/95 --  1/31/96     ITL  42,231,963,158     26,377,951     26,037,909          340,042
                 12/07/95 --  3/27/96     JPY   3,031,816,307     29,957,869     30,120,635         (162,766)
                 12/14/95                 NLG       7,036,860      4,350,454      4,493,697         (143,243)
                 12/20/95                 NZD       3,208,655      2,090,583      2,104,236          (13,653)
                 12/15/95                 SEK     141,183,519     21,516,227     20,637,149          879,078
                                                                   ---------      ----------     ------------
                                                                $280,711,743   $282,726,647      $(2,014,904)
                                                                   =========      ==========     ============

Forward foreign currency purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts excluded above amounted to a net receivable of $363,331 at November 30, 1995.

At November 30, 1995, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

(9) Restricted Securities

The Trust may invest not more than 10% of its total assets in securities which are subject to legal or contractual restrictions on resale. At November 30, 1995, the Trust owned the following restricted securities (constituting 1.63% of net assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers.

                                                    Date of     Principal
Description                                      Acquisition      Amount       Cost         Value
----------------------------------------------     ----------    ---------    ---------   -----------
FHA (Kimberly Woods Project Loan), 8.25s, 2027      3/29/93    $6,302,516   $6,491,591    $7,167,599
FHA (USGI 986 Spring Hill), 10.375s, 2030           8/16/93     2,469,156    2,655,886     2,740,763
                                                                                            ---------
                                                                                          $9,908,362
                                                                                            =========

Independent Auditors' Report

To the Trustees and Shareholders of MFS Government Markets Income Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Government Markets Income Trust as of November 30, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended November 30, 1995 and 1994, and the financial highlights for each of the years in the nine-year period ended November 30, 1995. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Government Markets Income Trust at November 30, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 5, 1996

MFS Government Markets Income Trust

Trustees
A. Keith Brodkin*
Chairman and President
Richard B. Bailey*(2)
Private Investor; Former Chairman and
Director (until 1991), Massachusetts Financial Services Company;
Director, Cambridge Bancorp;
Director, Cambridge Trust Company
Marshall N. Cohan(1)
Private Investor
Lawrence H. Cohn, M.D.(2)
Chief of Cardiac Surgery,
Brigham and Women's Hospital;
Professor of Surgery, Harvard
Medical School
The Hon. Sir J. David
Gibbons, KBE(2)
Chief Executive Officer,
Edmund Gibbons Ltd.;
Chairman, Bank of N.T.
Butterfield & Son Ltd.
Abby M. O'Neill(2)
Private Investor;
Director,
Rockefeller Financial Services, Inc.
(investment advisers)
Walter E. Robb, III(1)
President and Treasurer,
Benchmark Advisors, Inc.
(corporate financial consultants);
President, Benchmark Consulting
Group, Inc. (office services);
Trustee, Landmark Funds
(mutual funds)
Arnold D. Scott*
Senior Executive Vice President, Director and Secretary, Massachusetts Financial Services Company
Jeffrey L. Shames*
President and Director, Massachusetts
Financial Services Company
J. Dale Sherratt(1)
President, Insight Resources, Inc.
(acquisition planning specialists)
Ward Smith(1)
Former Chairman (until 1994),
NACCO Industries;
Director, Sundstrand Corporation

Portfolio Managers
Stephen C. Bryant*
Steven E. Nothern*

Treasurer
W. Thomas London*

Assistant Treasurer
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Transfer Agent,
Registrar and Dividend
Disbursing Agent
MFS Service Center, Inc.
P.O. Box 9024
Boston, MA 02205-9824
1-800-637-2304

Custodian
State Street Bank and
Trust Company

Auditors
Deloitte & Touche llp
Investment Adviser

Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116-3741

*Affiliated with the Investment Adviser
(1)Member of Audit Committee
(2)Member of Portfolio Trading Committee MGFCE-2 1/96 78M